6575982.3 PLEDGE AGREEMENT THIS PLEDGE AGREEMENT dated as of the 2nd day of May, 2016 (this “Agreement”), by and between DLH Holdings Corp. (the "Pledgor") and Fifth Third Bank ("Bank") is being executed in connection with the Loan Agreement, dated the same date, between Pledgor, Danya International, LLC, DLH Solutions, Inc. and the Bank (the “Loan Agreement”). 1. GRANT OF SECURITY INTEREST. (“Pledgor”) hereby irrevocably and unconditionally grants a security interest in, a lien upon and the right of set-off against, and assigns and transfers to Fifth Third Bank, and its successors and assigns (collectively, “Lender”) all property referred to in Exhibit “A” attached hereto and incorporated herein, as hereafter amended or supplemented from time to time (the “Collateral”). The parties hereto expressly agree that all rights, assets and property at any time held in or credited to any securities account constituting Collateral shall be treated as financial assets as defined in the Uniform Commercial Code as in effect in any applicable state (the “UCC”). 2. INDEBTEDNESS. (a) The Collateral secures and will secure (i) all Indebtedness of Pledgor to Lender. Each person or entity obligated under any Indebtedness is sometimes referred to in this Agreement as a “Debtor.” (b) “Indebtedness” means: (i) all debts, obligations or liabilities, of every kind or character of Debtor or any one or more of them to Lender, now or hereafter existing or incurred, whether absolute or contingent, primary or secondary, secured or unsecured, joint or several, voluntary or involuntary, due or not due, or incurred directly or indirectly or acquired by Lender by assignment or otherwise; including interest accruing after commencement of any insolvency, reorganization or like proceeding relating to any Debtor, whether or not allowed in such proceeding and further including all debt, obligations or liabilities arising under or incurred in connection with any and all letters of credit issued by Lender for the account of any Debtor or at the request of any Debtor and any reimbursement, indemnity or similar agreements given by any Debtor to Lender in connection therewith; (ii) all debts, obligations or liabilities arising pursuant to any agreement between Pledgor and/or any Debtor and Bank or any affiliate of Bank now existing or hereafter entered into, which provides for an interest rate, credit, commodity or equity swap, cap, floor, collar, forward foreign exchange transaction, currency swap, cross currency rate swap, currency option, securities puts, calls, collars, options or forwards or any combination of, or option with respect to, these or similar transactions (each a "Hedge Transaction”) other than Excluded Hedge Obligations. (iii) “Excluded Hedge Obligations” shall mean any obligations arising under any Hedge Transaction to which Pledgor is not party if, and to the extent that, the grant by such Pledgor of a security interest in the Collateral to Bank to secure such obligations under such Hedge Transaction would violate the Commodity Exchange Act by virtue of such Pledgor’s failure to constitute an “eligible contract participant” as defined in the Commodity Exchange Act as of the date required thereunder with respect to such security interest. “Commodity Exchange Act” means

6575982.3 7 U.S.C. Section 1 et seq., as amended from time to time, any successor statute, and any rules, regulations and orders applicable thereto; (iv) all costs, attorneys’ fees and expenses actually incurred by Lender in connection with the collection or enforcement of any of the above. (c) Unless otherwise agreed in writing, “Indebtedness” shall not include any debts, obligations or liabilities which are or may hereafter be “consumer credit” subject to the disclosure requirements of the Federal Truth in Lending law or any regulation promulgated thereunder. 3. REPRESENTATIONS, WARRANTIES AND COVENANTS REGARDING COLLATERAL. Pledgor covenants, represents and warrants that unless compliance is waived by Lender in writing: (a) Pledgor is the legal and beneficial owner of all the Collateral free and clear of any and all liens, encumbrances, or interests of any third parties other than the security interest of Lender, and will keep the Collateral free of all liens, claims, security interests and encumbrances of any kind or nature, whether voluntary or involuntary, except the security interest of Lender. (b) Pledgor shall, at Pledgor’s expense, take all actions necessary or advisable from time to time to maintain the first priority and perfection of the security interest of Lender in the Collateral and shall not take any actions that would alter, impair or eliminate said priority or perfection. (c) Pledgor agrees to pay prior to delinquency all taxes, charges, liens and assessments against the Collateral, and upon the failure of Pledgor to do so, Lender at its option may pay any of them and shall be the sole judge of the legality or validity thereof and the amount necessary to discharge the same. (d) Pledgor’s exact legal name is correctly set forth on the signature page hereof. Pledgor will notify Lender in writing at least 30 days prior to any change in Pledgor’s name or identity. (e) Pledgor resides and has for the four month period preceding the date hereof resided, in the state specified on the signature page hereof. Pledgor shall give Lender at least thirty (30) days notice before changing the location of its residence or its chief executive office, type of organization, business structure or state of incorporation or organization. 4. REPRESENTATIONS, WARRANTIES AND COVENANTS REGARDING COLLATERAL. Pledgor hereby represents, warrants and covenants the following with respect to any equity securities comprising any or all of the Collateral (the “Pledged Interests”) and covenants and agrees to promptly notify Lender in writing in the event that any of the foregoing representations and warranties is no longer true and correct: (a) The Pledged Interests have been duly authorized and validly issued and are fully paid and non-assessable.

6575982.3 (b) Except as may be provided for in any applicable operating agreement, there are no contractual restrictions on the pledge of the Pledged Interests by Pledgor to Lender nor on the sale of the Pledged Interests by Pledgor or Lender. (c) Except as may be provided for in any applicable operating agreement, the Pledged Interests are freely and fully marketable by Pledgor or Lender as pledgee, without regard to any holding period, manner of sale, volume limitation, public information or notice requirement. 5. LENDER APPOINTED ATTORNEY IN FACT. Pledgor authorizes and irrevocably appoints Lender as Pledgor’s true and lawful attorney-in-fact with full power of substitution to take any action and execute or otherwise authenticate any record or other documentation that Lender considers necessary or advisable to accomplish the purposes of this Agreement, including but not limited to, the following actions: (a) to file any claims, take any actions or institute any proceedings which Lender determines to be necessary or appropriate to collect or preserve the Collateral or to enforce Lender’s rights with respect to the Collateral; (b) to execute in the name or otherwise authenticate on behalf of Pledgor any record reasonably believed necessary or appropriate by Lender for compliance with laws, rules or regulations applicable to any Collateral, or in connection with exercising Lender’s rights under this Agreement; (c) to file any financing statement relating to this Agreement electronically; (d) to do and take any and all actions with respect to the Collateral and to perform any of Pledgor’s obligations under this Agreement; and (e) to transfer any Collateral (including converting physical certificates to book-entry holdings) into the name of Lender or its nominee or any broker-dealer (which may be an affiliate of Lender) and to execute any control agreement covering any Collateral on Pledgor’s behalf and as attorney-in-fact for Pledgor in order to perfect Lender’s first priority and continuing security interest in the Collateral and in order to provide Lender with control of the Collateral, and Pledgor’s signature on this Agreement or other authentication of this Agreement shall constitute an irrevocable direction by Pledgor to any Lender, custodian, broker dealer, any other securities intermediary or commodity intermediary holding any Collateral or any issuer of any letters of credit to comply with any instructions or entitlement orders, of Lender without further consent of Pledgor; The authority granted herein shall only apply to the following upon the occurrence of an Event of Default as defined herein: (f) to endorse, receive, accept and collect all checks, drafts, other payment orders and instruments representing or included in the Collateral or representing any payment, dividend or distribution relating to any Collateral or to take any other action to enforce, collect or compromise any of the Collateral; (g) to participate in any recapitalization, reclassification, reorganization, consolidation, redemption, stock split, merger or liquidation of any issuer of securities which constitute Collateral, and in connection therewith Lender may deposit or surrender control of the Collateral, accept money or other property in exchange for the Collateral, and take such action as it deems proper in connection therewith, and any money or property received on account of or in exchange for the Collateral shall be applied to the Indebtedness or held by Lender thereafter as Collateral pursuant to the provisions hereof; (h) to exercise any right, privilege or option pertaining to any Collateral, but Lender has no obligation to do so; (i) to make any compromise or settlement it deems desirable or proper with reference to the Collateral; and (j) to execute any documentation reasonably believed necessary by Lender for compliance with Rule 144 or any other restrictions, laws, rules or regulations applicable to any Collateral hereunder that constitutes restricted or control securities under the securities laws. The foregoing appointments are irrevocable and coupled with an interest and shall survive the death or disability of Pledgor and shall not be revoked without Lender’s written consent. To the extent permitted by law, Pledgor hereby ratifies all said attorney-in-fact shall lawfully do by virtue hereof. 6. VOTING AND DISTRIBUTION RIGHTS. (a) So long as no Event of Default shall have occurred and is continuing and Lender has not delivered the notice specified in subsection (b) below, Pledgor shall be entitled to (i)

6575982.3 exercise any and all voting and other consensual rights pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or any document or agreement executed in connection herewith (ii) make distributions of cash in amounts sufficient for the equity owners of the Collateral to fulfill their federal, state and local tax obligations which arise from the Collateral and (iii) make distributions of cash to the equity owners of the Collateral which are consistent with past practice.. (b) Upon the occurrence and during the continuance of an Event of Default, at the option of Lender exercised in a writing sent to Pledgor, all rights of Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to subsection (a) above shall cease, and Lender shall thereupon have the sole right to exercise such voting and other consensual rights. 7. EVENTS OF DEFAULT; REMEDIES. (a) Upon the occurrence of an Event of Default, Lender may do any one or more of the following: (i) Exercise as to any or all of the Collateral all the rights, powers and remedies of an owner, subject to the Section entitled “VOTING RIGHTS”. (ii) Enforce the security interest given hereunder pursuant to the UCC and any other applicable law. (iii) Sell all or any part of the Collateral at public or private sale in accordance with the UCC, without advertisement, in such manner and order as Lender may elect. Lender may purchase the Collateral for its own account at any such sale. Lender shall give Pledgor such notice of any public or private sale as may be required by the UCC, provided that to the extent notice of any such sale is required by the UCC or other applicable law, Pledgor agrees that at least 10 days notice to Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification and provided further that, if Lender fails to comply with this sentence in any respect, its liability for such failure shall be limited to the liability (if any) imposed on it as a matter of law under the UCC or other applicable law. Pledgor acknowledges that Collateral may be sold at a loss to Pledgor, and that, in such event, Lender shall have no liability or responsibility to Pledgor for such loss. Pledgor further acknowledges that a private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that no such private sale shall, to the extent permitted by applicable law, be deemed not to be “commercially reasonable” solely as a result of such prices and other sale terms. Upon any such sale, Lender shall have the right to deliver, assign and transfer to the buyer thereof the Collateral so sold. Each buyer at any such sale shall hold the Collateral so sold absolutely and free from any claim or right of whatsoever kind, including any equity or right of redemption of Pledgor that may be waived or any other right or claim of Pledgor, and Pledgor, to the extent permitted by law, hereby specifically waives all rights of redemption, stay or appraisal that Pledgor has or may have under any law now existing or hereafter adopted. Without limiting any other rights and remedies available to Lender, Pledgor expressly acknowledges and agrees that with respect to Collateral consisting of notes, bonds or other securities which are not sold on a recognized market, Lender shall be deemed to have conducted a commercially reasonable sale of such Collateral if (a) such sale is conducted by any nationally recognized broker-dealer (including any affiliate of Lender), investment Lender or any

6575982.3 other method common in the securities industry, and (b) if the purchaser is Lender or any affiliate of Lender, the sale price received by Lender in connection with such sale is reasonably supported by quotations received from one or more other nationally recognized broker-dealers, investment Lenders or other financial institutions. (b) Enforce the security interest of Lender in any deposit account at Lender which is part of the Collateral by applying such account to the Indebtedness. (c) Exercise any other remedy provided under this Agreement or by any applicable law. (d) Comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and such compliance will not be considered to affect adversely the commercial reasonableness of any sale or other disposition of the Collateral. (e) Sell the Collateral without giving any warranties as to the Collateral. Lender may specifically disclaim any warranties of title or the like. This procedure will not be considered to affect adversely the commercial reasonableness of any sale or other disposition of the Collateral. 8. RIGHT TO CURE; LIMITATION ON LENDER’S DUTIES. If Pledgor fails to perform any agreement contained herein, Lender may perform or cause performance of such agreement and the expenses of Lender incurred in connection therewith shall be payable by Pledgor or Debtor under the Section entitled “COSTS”. Any powers conferred on Lender hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Lender shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which Lender accords its own property, it being understood that Lender shall not have any responsibility for (a) ascertaining, exercising or taking other action or giving Pledgor notice with respect to subscription rights, calls, conversions, exchanges, maturities, lenders or other matters relative to any Collateral, whether or not Lender has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against any parties with respect to any Collateral. Lender shall not be liable for any loss to the Collateral resulting from acts of God, war, civil commotion, fire, earthquake, or other disaster or for any other loss or damage to the Collateral except to the extent such loss is determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from Lender’s gross negligence or willful misconduct. 9. WAIVERS. Lender shall be under no duty or obligation whatsoever and Pledgor waives any right to require Lender to (i) make or give any presentment, demands for performances, notices of nonperformance, protests, notices of protest or notices of dishonor in connection with any obligations or evidences of indebtedness held by Lender as Collateral, or in connection with any obligation or evidences of indebtedness which constitute in whole or in part the Indebtedness; (ii) proceed against any person or entity, (iii) proceed against or exhaust any Collateral, or (iv) pursue any other remedy in Lender’s power; and Pledgor waives any defense arising by reason of any disability or other defense of Debtor or any other person, or by reason of the cessation from any cause whatsoever of the liability of Debtor or any other person other than payment in full of the Indebtedness. Until the Indebtedness is paid in full, Pledgor waives any right of subrogation, reimbursement, indemnification, and contribution (contractual, statutory or otherwise), including without limitation any claim or right of subrogation under the Bankruptcy Code (Title 11 of the U.S. Code) or any successor statute, arising from the existence or performance of this Agreement, and Pledgor waives any right to enforce any remedy which Lender now has or may hereafter have against

6575982.3 Debtor or against any other person and waives any benefit of and any right to participate in any Collateral or security whatsoever now or hereafter held by Lender. If Pledgor is not also a Debtor with respect to a specified Indebtedness, such Pledgor authorizes Lender without notice or demand and without affecting Pledgor’s liability hereunder, from time to time to: (i) renew, extend, accelerate or otherwise change the time for payment of or otherwise change the terms of the Indebtedness or any part thereof, including increase or decrease of the rate of interest thereon; (ii) take and hold security, other than the Collateral, for the payment of the Indebtedness or any part thereof, and exchange, enforce, waive and release the Collateral or any part thereof or any such other security; and (iii) release or substitute Debtor or any one or more of them, or any of the endorsers or guarantors of the Indebtedness or any part thereof, or any other parties thereto. Pledgor agrees that it is solely responsible for keeping itself informed as to the financial condition of Debtor and of all circumstances which bear upon the risk of nonpayment or the risk of a margin call or liquidation of the Collateral. 10. TRANSFER, DELIVERY AND RETURN OF COLLATERAL. (a) Pledgor shall immediately deliver or cause to be delivered to Lender (i) any certificates or instruments now or hereafter representing or evidencing Collateral and such certificates and instruments shall be in suitable form for transfer without restriction or stop order by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank in form and substance satisfactory to Lender, and (ii) in the same form as received (with any necessary endorsement), all dividends and other distributions paid or payable in cash in respect of any Collateral and any such amounts, if received by Pledgor, shall be received in trust for the benefit of Lender and be segregated from the other property or funds of Pledgor. (b) Lender may at any time deliver the Collateral or any part thereof to Pledgor and the receipt by Pledgor shall be a complete and full acquittance for the Collateral so delivered, and Lender shall thereafter be discharged from any liability or responsibility therefor. (c) Upon the transfer of all or any part of the Indebtedness, Lender may transfer all or any part of the Collateral and shall be fully discharged thereafter from all liability and responsibility with respect to such Collateral so transferred, and the transferee shall be vested with all the rights and powers of Lender hereunder with respect to such Collateral so transferred; but with respect to any Collateral not so transferred Lender shall retain all rights and powers hereby given. Pledgor agrees that Lender may disclose to any prospective purchaser or transferee and any purchaser or transferee of all or part of the Indebtedness any and all information in Lender’s possession concerning Pledgor, this Agreement and the Collateral. 11. CONTINUING AGREEMENT AND POWERS. (a) This is a continuing Agreement and all the rights, powers and remedies hereunder shall, unless otherwise limited herein, apply to all past, present and future Indebtedness of Debtor or any one or more of them to Lender, including that arising under successive transactions which shall either continue the Indebtedness, increase or decrease it, or from time to time create new Indebtedness after all or any prior Indebtedness has been satisfied, and notwithstanding the death, incapacity, cessation of business, dissolution or bankruptcy of Debtor or any one or more of them, or any other event or proceeding affecting Debtor or any one or more of them. (b) Until all Indebtedness shall have been paid in full and Lender shall have no obligation to extend credit to any Debtor, the power of sale and all other rights, powers and remedies granted to Lender hereunder shall continue to exist and may be exercised by Lender at

6575982.3 the time specified hereunder under the terms hereof irrespective of the fact that the personal liability of Debtor or any one or more of them may have ceased. 12. COSTS. All advances, charges, costs and expenses, including attorneys’ fees actually incurred or paid by Lender in exercising any right, power or remedy conferred by this Agreement or in the enforcement thereof, shall become a part of the Indebtedness secured hereunder and shall be paid to Lender by Debtor and Pledgor immediately and without demand, with interest thereon at an annual rate equal to the highest rate of interest of any Indebtedness secured by this Agreement (or, if there is no such interest rate, at the maximum interest rate permitted by law for interest on judgments). 13. NOTICES. Unless otherwise provided or agreed to herein or required by law, notice and communications provided for in this Agreement shall be in writing and shall be mailed or delivered to Pledgor to the address set forth for Pledgor on the signature page hereof or at such other address as shall be designated by Pledgor in a written notice to Lender at the address for notices set forth on the signature page of this Agreement for Lender. If Pledgor’s address for notices is not entered below then the address for Pledgor in Lender’s records shall be deemed the address for notices to Pledgor. Notices and other communications sent by (a) United States Certified Mail, return receipt requested shall be deemed delivered on the earlier of actual receipt or on the fourth business day after deposit in the U.S. mail, postage prepaid and (b) overnight courier shall be deemed delivered on the next business day after deposit with the overnight courier. 14. INDEMNITY. Pledgor shall indemnify, hold harmless and defend Lender and its directors, officers, agents and employees, from and against any and all claims, actions, obligations, liabilities and expenses, including defense costs, investigative fees and costs, and legal fees and damages arising from their execution of or performance under this Agreement, except to the extent that such claim, action, obligation, liability or expense is determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such indemnified person. This indemnification shall survive the termination of this Agreement. 15. MISCELLANEOUS. (a) This Agreement (i) may be waived, altered, modified or amended only by an instrument in writing, duly executed by the party or parties sought to be charged or bound thereby, and (ii) may be executed in any number of identical counterparts, each of which shall be deemed an original for all purposes and all of which constitute, collectively, one agreement; but, in making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart. Any waiver, express or implied, of any provision hereof and any delay or failure by Lender to enforce any provision shall not preclude Lender from enforcing any such provision thereafter. (b) Pledgor hereby irrevocably authorizes Lender to file one or more financing statements describing all or part of the Collateral, and continuation statements, or amendments thereto, relative to all or part of the Collateral as authorized by applicable law. Such financing statements, continuation statements and amendments will contain any other information required by the UCC for the sufficiency or filing office acceptance of any financing statement, continuation statement or amendment, including whether Pledgor is an organization, the type of organization and any organizational identification number issued to Pledgor. Pledgor agrees to furnish any such information to Lender promptly upon request. Pledgor also ratifies its authorization for Lender to have filed any initial financing statement or amendments thereto filed prior to the date hereof.

6575982.3 (c) From time to time, Pledgor and Debtor shall, at the request of Lender, execute such other agreements, documents or instruments or take any other actions in connection with this Agreement as Lender may reasonably deem necessary to evidence or perfect the security interests granted herein, to maintain the first priority of the security interests, or to effectuate the rights granted to Lender herein, but their failure to do so shall not limit or affect any security interest or any other rights of Lender in and to the Collateral. Pledgor will execute and deliver to Lender any stock powers, instructions to any securities intermediary, issuer or transfer agent, proxies, or any other documents of transfer that Lender requests in order to perfect, obtain control or otherwise protect Lender’s security interest in the Collateral or to effect Lender’s rights under this Agreement. Such powers or documents may be executed in blank or completed prior to execution, as requested by Lender. (d) This Agreement shall be governed by and construed according to internal laws of the State of Georgia to the jurisdiction of which the parties hereto submit, except as otherwise required by mandatory provisions of law and except to the extent that remedies are governed by the laws of any other jurisdiction. (e) Any term used or defined in the UCC and not defined herein has the meaning given to the term in the UCC, when used in this Agreement. (f) This Agreement shall benefit Lender’s successors and assigns and shall bind Pledgor’s successors and assigns, except that Pledgor may not assign its rights and obligations under this Agreement. This Agreement shall bind all parties who become bound as a Debtor with respect to the Indebtedness. (g) All rights and remedies herein provided are cumulative and not exclusive of any rights or remedies otherwise provided by law. Any single or partial exercise of any right or remedy shall not preclude the further exercise of any other right or remedy. (h) In all cases where more than one party executes this Agreement, all words used herein in the singular shall be deemed to have been used in the plural where the context and construction so require, and all obligations and undertakings hereunder of such parties are joint and several. (i) The illegality, invalidity or unenforceability of any provision of this Agreement shall not in any way affect or impair the legality, validity or enforceability of the remaining provisions of this Agreement. (j) This Agreement and any other documents executed or delivered in connection herewith constitute the entire agreement of the parties hereto with respect to the subject matter hereof and shall supersede any prior expressions of intent or understandings with respect to this transaction. (k) Notwithstanding anything to the contrary in this Agreement, the Bank acknowledges that the Board of Directors of the Pledgor has previously authorized the dissolution of Pledgor’s inactive subsidiaries set forth on Schedule 7.14(3) of the Loan Agreement and from time to time during the 180-day period from the Closing Date, the Pledgor may liquidate and dissolve one or more of such inactive subsidiaries and remove such subsidiaries from the Collateral subject to this Agreement. Pledgor shall not be required to obtain the prior written consent of the Bank with respect to any such dissolution but shall provide written notice thereof within three (3) business days of the effective date of any such dissolution. In the event that at the end of such 180-

6575982.3 day period all such subsidiaries have not yet been dissolved, the Pledgor shall report the status of such dissolutions to the Bank and may request an additional 60-day extension from the Bank to complete the dissolutions of all remaining inactive subsidiaries which request shall not be unreasonably withheld. [signature page to follow]

6575982.3 In Witness Whereof, Pledgor has caused this Pledge Agreement to be executed under seal as of May 2, 2016. Pledgor: DLH Holdings Corp. By: __ __________________________________ Name: Kathryn JohnBull Title: Chief Financial Officer Bank: Fifth Third Bank By: __ ________________________ Name: Title: Vice President Address for Notices to Pledgor: DLH Holdings Corp. 3565 Piedmont Road, NE Bldg. 3, Suite 700 Atlanta, GA 30306 Address for Notices to Bank: Fifth Third Bank 3344 Peachtree Road, NE Suite 800 Atlanta, GA 30126 [SIGNATURE PAGE TO PLEDGE AGREEMENT]

6575982.3 EXHIBIT A TO PLEDGE AGREEMENT Description of Collateral 1. All membership and other right, title and interest in and to the Pledgor’s investment in Danya International, LLC (the “Interest”), including without limitation, (i) Pledgor’s interest in the profits and losses generated by the Interest, any right to receive distributions therefrom or to make redemptions of such Interest or tender thereof, (ii) all rights, privileges, authority and power of Pledgor as owner and holder of the Interest, including all contract rights related thereto, (iii) any documents or certificates representing or evidencing the Interest, and (iv) all distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Interest, in each case, whether now existing or hereafter arising, whether at law or in equity. 1. ________ shares of common stock of DLH Solutions, Inc./Teamstaff Rx, Inc./Brightlane.com, Inc./[_____________________] evidenced in whole or in part by certificate #______________________ (the “Interest”), including without limitation, (i) all rights, privileges, authority and power of Pledgor as owner and holder of the Interest, including all contract rights related thereto, (iii) any documents or certificates representing or evidencing the Interest, and (iv) all distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Interest, in each case, whether now existing or hereafter arising, whether at law or in equity. The Collateral includes all present and future income, proceeds, earnings, increases, and substitutions from or for the Collateral of every kind and nature, including without limitation all payments, interest, profits, distributions, benefits, rights, options, warrants, dividends, stock dividends, stock splits, stock rights, regulatory dividends, subscriptions, monies, claims for money due and to become due, proceeds of any insurance on the Collateral, shares of stock of different par value or no par value issued in substitution or exchange for shares included in the Collateral, and all other property Pledgor is entitled to receive on account of such Collateral, including accounts, documents, instruments, chattel paper, and general intangibles. Exhibit A is dated as of May 2, 2016.